Exhibit 99.1

(KEB Letterhead)



                             April 19, 2004





Securities and Exchange Commission
Washington, D.C.

	We have read and do not disagree with the statements in the Form 8-K relative to Kerber, Eck and Braeckel LLP.


                               Sincerely,
			       /s/ J.A. Alessandrini
			       J.A. Alessandrini, Partner
			       Kerber, Eck and Braeckel LLP

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